Exhibit 10.2

WAIVER AND CONSENT AGREEMENT

This WAIVEr and Consent AGREEMENT (this “Waiver”), dated as of December 11, 2015, to the Credit Agreement referenced below is by and among Ignite Restaurant Group, Inc., a Delaware corporation (“Borrower”), the Lenders party hereto (the “Consenting Lenders”), and Credit Suisse AG, (the “Administrative Agent”) in its capacity as Administrative Agent pursuant to the Credit Agreement referenced below.

RECITALS:

WHEREAS, the Borrower, the Administrative Agent, and the Lenders that from time to time became a party thereto entered into that certain CREDIT AND SECURITY AGREEMENT dated as of August 13, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to Section 2.8 of the Credit Agreement, the Borrower has provided timely, written notice to the Administrative Agent that Borrower desires to make a voluntary prepayment of the Term Loan in an aggregate amount equal to $35,000,000 of the principal amount of the outstanding Term Loan on or prior to December 11, 2015 (the “Prepayment”); and

WHEREAS, pursuant to Section 2.8(a)(iv) of the Credit Agreement, such voluntary prepayment of the Term Loan would be subject to a prepayment penalty equal to the present value of the required interest payments not yet made on the principal amount of the Term Loan so prepaid that but for such prepayment would have been payable through the Term Loan Maturity Date (the “Prepayment Premium”); and

WHEREAS, the Borrower has requested a one-time: (i) waiver of Borrower’s compliance with Section 2.8(a)(iv) of the Credit Agreement; and (ii) solely in connection with the Prepayment, modification of such Prepayment Premium to 0.5% of the amount of the Prepayment (the “New Prepayment Premium”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.     Definitions. Capitalized terms used in this Waiver and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement as the context may require.

Section 2.    Waivers; Consent. Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Waiver, (a) the Consenting Lenders hereby waive the Prepayment Premium otherwise due solely in connection with the Prepayment pursuant to Section 2.8(a)(iv) of the Credit Agreement and (b) the Borrower and Consenting Lenders hereby agree and consent that the prepayment premium owed in connection with the Prepayment will be the New Prepayment Premium.

Section 3.     Conditions Precedent. The effectiveness of the waiver, consent and agreement set forth in Section 2 hereof is subject to the satisfaction of the following conditions:

(a)     The truth and accuracy of the representations and warranties set forth in Section 4 of this Waiver as if made on the date of such effectiveness;

(b)     Receipt by the Administrative Agent of counterparts of this Waiver duly executed by the Borrower and the Required Lenders;

(c)     Payment by the Borrower of all fees, costs and expenses required to be paid to the Administrative Agent and the Lenders in accordance with Section 5 of this Waiver; and

(d)    The Borrower shall have delivered to the Administrative Agent an officer’s certificate certifying the satisfaction of the condition set forth in clause (a) above on and as of the date of such effectiveness and after giving effect to this Waiver.

Section 4.        Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Consenting Lender that:

(a)     no Default or Event of Default exists or would exist immediately following the execution, delivery and performance of this Waiver and the consummation of the Prepayment; and

(b)     each of the representations and warranties contained in Article VI of the Credit Agreement is (i) with respect to representations and warranties that contain a materiality qualification, true and correct, and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, as if made on the date hereof and on the date of the effectiveness of this Waiver (except to the extent that any thereof expressly relate to a specific earlier date, in which case such representations and warranties are (A) with respect to representations and warranties that contain a materiality qualification, true and correct as of such earlier date, and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects as of such earlier date); provided that all references to the Loan Documents in such representations and warranties shall be deemed to include this Waiver.

Section 5.      Expenses. In addition to the Borrower’s indemnification and reimbursement obligations pursuant to the terms of the Credit Agreement, the Borrower shall (a) indemnify and hold harmless the Administrative Agent and the Lenders against any and all losses, costs and expenses (including, without limitation, attorneys’ fees) and liabilities incurred by the Administrative Agent and the Lenders and (b) pay or reimburse the Administrative Agent and the Lenders upon demand for all fees, costs and expenses (including, without limitation, attorneys’ fees) and liabilities incurred or paid by the Administrative Agent and the Lenders, in each case in connection with or arising in any manner from the preparation, execution, delivery and performance of this Waiver and any other agreements and documents executed and delivered in connection herewith.

Section 6.       Binding Effect. This Waiver shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7.       Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York and the respective rights and obligations of the Borrower, the Administrative Agent, and the Lenders shall be governed by New York law, without regard to principles of conflicts of laws.

Section 8.       Effect; Ratification. Except as expressly set forth herein, the provisions of the Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect. This Waiver shall constitute a Loan Document under the Credit Agreement. The Consenting Lenders and the Borrower hereby consent to this Waiver and acknowledge that the execution of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, except as expressly set forth herein. The Consenting Lenders hereby instruct the Administrative Agent to execute and deliver this Waiver.

Section 9.      Counterparts. This Waiver may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Any signatures delivered by a party hereto by facsimile transmission or by electronic transmission shall be deemed an original signature hereto.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent Agreement to be executed as of the date first above written.

IGNITE RESTAURANT GROUP, INC.

By:	/s/ Brad A. Leist
	Name:	Brad A. Leist
	Title:	Senior Vice President and Chief Financial Officer

[Signature page to Waiver and Consent Agreement: Ignite Restaurant Group, Inc.]

ARES PRIVATE DEBT STRATEGIES FUND III, L.P., as a Lender

By: Ivy Hill Asset Management, L.P., as Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

[Lender Signature page to Waiver and Consent Agreement]

ARES PRIVATE DEBT STRATEGIES FUND IV, L.P., as a Lender

By: Ivy Hill Asset Management, L.P., as Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

[Lender Signature page to Waiver and Consent Agreement]

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD., as a Lender

By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

[Lender Signature page to Waiver and Consent Agreement]

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD., as a Lender

By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

[Lender Signature page to Waiver and Consent Agreement]

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD., as a Lender

By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

[Lender Signature page to Waiver and Consent Agreement]

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD., as a Lender

By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

[Lender Signature page to Waiver and Consent Agreement]

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD., as a Lender

By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

[Lender Signature page to Waiver and Consent Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Anthony Luppino
	Name:	Anthony Luppino
	Title:	Vice President

[Lender Signature page to Waiver and Consent Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Gregory Fantoni
	Name:	Gregory Fantoni
	Title:	Authorized Signatory

[Lender Signature page to Waiver and Consent Agreement]

FORTRESS CREDIT OPPORTUNITIES I LP
By: Fortress Credit Opportunities I GP LLC, its General Partner

By:	/s/ Marc Furstein
	Name:	Marc Furstein
	Title:	Chief Operating Officer

[Lender Signature page to Waiver and Consent Agreement]

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED
By: FCO V CLO CM LLC, its collateral manager

By:	/s/ Marc Furstein
	Name:	Marc Furstein
	Title:	Chief Operating Officer

[Lender Signature page to Waiver and Consent Agreement]

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED
By: FCO VI CLO CM LLC, its collateral manager

By:	/s/ Marc Furstein
	Name:	Marc Furstein
	Title:	Chief Operating Officer

[Lender Signature page to Waiver and Consent Agreement]

Golub Capital PEARLS Direct Lending Program, L.P.
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 10, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 12, Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC CLO 2014 LLC
By: GC Advisors LLC, its Collateral Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 17, Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

[Lender Signature page to Waiver and Consent Agreement]

Golub Capital Partners CLO 16, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCIC Funding LLC.
By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 21(M), Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

[Lender Signature page to Waiver and Consent Agreement]

Key Bank National Association

By:	/s/ Marianne T. Meil
	Name:	Marianne T. Meil
	Title:	Senior Vice President

[Lender Signature page to Waiver and Consent Agreement]

Sierra Income Corporation

By:	/s/ Rich T. Allorto
	Name:	Rich T. Allorto
	Title:	Chief Finanical Officer

 [Lender Signature page to Waiver and Consent Agreement]

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